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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - March 3, 2000


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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)


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
                   DELAWARE                                              1-14603                             13-3976138
(State or other jurisdiction of Incorporation)                   (Commission File Number)         (IRS Employer Identification No.)

                                      The MONY Group Inc.
                                         1740 Broadway
                                      New York, New York                                                        10019
                           (Address of principal executive offices)                                          (Zip Code)
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                                 (212) 708-2000
              (Registrant's telephone number, including area code)


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                                       N/A
             (Former name or address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On February 10, 2000, The MONY Group Inc. (the "Company") issued a News Release in which it announced the Company's financial results for the fourth quarter of 1999 and the year ended December 31, 1999. A copy of the News Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

         On March 3, 2000, the Company entered into an Underwriting Agreement and related Pricing Agreement with respect to the issue and sale by the Company of $300,000,000 aggregate principal amount of its 8.35% Senior Notes due March 15, 2010 (the "Notes"). The issuance of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-3 (Reg. No. 333-94487) of the Company



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      Exhibits.

         1.1      Underwriting Agreement, dated March 3, 2000.

         1.2 Pricing Agreement, dated March 3, 2000, among The MONY Group Inc. (the "Company"), MONY Life Insurance Company, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, First Union Securities, Inc. and Chase Securities Inc.

         4.1 Amended and Restated Senior Note Indenture, dated February 15, 2000, between the Company and The Chase Manhattan Bank, as Trustee.

         4.2      First Supplemental Indenture to Amended and Restated Senior
                  Note Indenture, dated as of March 8, 2000, providing for the issuance of the Company's 8.35% Senior Notes due March 15, 2010.

         4.2      Form of 8.35% Senior Note due March 15, 2010 (included in
                  Exhibit 4.2 above).

         99.1     News Release of the Company, dated February 10, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE MONY GROUP INC.



                                   By:   /s/  Richard Daddario
                                         --------------------------------------
                                           Richard Daddario
                                           Executive Vice President and Chief
                                             Financial Officer



Date: March 8, 2000


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                                  Exhibit Index

1.1      Underwriting Agreement, dated March 3, 2000.

1.2 Pricing Agreement, dated March 3, 2000, among The MONY Group Inc. (the "Company"), MONY Life Insurance Company, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, First Union Securities, Inc. and Chase Securities Inc.

4.1 Amended and Restated Senior Note Indenture, dated February 15, 2000, between the Company and The Chase Manhattan Bank, as Trustee.

4.2 First Supplemental Indenture to Amended and Restated Senior Note Indenture, dated as of March 8, 2000, providing for the issuance of the Company's 8.35% Senior Notes due March 15, 2010.

4.2 Form of 8.35% Senior Note due March 15, 2010 (included in Exhibit 4.2 above).

99.1     News Release of the Company, dated February 10, 2000.


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